Exhibit 99.2

 February 15, 2024  Q4 2023 EARNINGS CONFERENCE CALL  Conference Call Dial-in numbers:  (800) 225-9448 (domestic)  (203) 518-9708 (international)  Conference code: CWQ423

 SAFE HARBOR STATEMENT  Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic.   This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov.  2

 CURTISS-WRIGHT DELIVERED STRONG Q4 RESULTS AND RECORD FY2023 PERFORMANCE  Sales of $2.8B, up 11%, with Operating Income up 11%  Achieved Operating Margin of 17.4%, up 10 bps YOY  Continued growth in internal and customer-funded R&D investments  Despite wind down on CAP1000 program and higher development costs  Diluted EPS of $9.38, up 15%   Strong New Orders of $3.1B, up 5%; Backlog up 9%  FCF of $413M; FCF conversion 114%   Strong performance against 2021 Investor Day Targets  Pivot to Growth strategy driving strong growth in Sales, EPS and FCF  Expect to deliver MSD Sales organic growth, incremental margin expansion, solid EPS growth and strong FCF generation   Sales of $786 Million, up 4% overall  A&D markets up 5%, exceeding expectations  Commercial Aerospace growth of 20%  Solid growth in tactical communications and arresting systems  Commercial markets up 2%  Solid growth in power & process markets, driven by Nuclear aftermarket, ASMR* development and valves   Operating Income of $163M, up 2%   Strong Operating Margin of 20.8%  Record Diluted EPS of $3.16, up 8%  Strong FCF of $270M; FCF conversion 221%   Driven by growth in earnings and continued efforts to reduce working capital  3  Fourth Quarter 2023 Highlights   Full-Year 2023 Highlights  Initial FY2024 Guidance  Note: Fourth quarter and Full-year 2023 results, and comparisons to 2022, presented on an Adjusted (Non-GAAP) basis, unless noted  *ASMR = Advanced Small Modular Reactor

FOURTH QUARTER 2023 FINANCIAL REVIEW

($ in millions)	Q4'23 Adjusted	Q4'22 Adjusted	Change	Key Drivers
Aerospace & Industrial	$238	$223	*7%*	▪ Strong 20% growth in Commercial Aerospace OEM; Partially offset by timing in Defense and General Industrial markets
Defense Electronics	$240	$236	*1%*	▪ Solid growth in Ground Defense (tactical communications) and Naval Defense (embedded computing) ▪ Partially offset by timing and sharp Q4'22 recovery in supply chain, esp. in Aerospace Defense (C5/ISR)
Naval & Power	$308	$298	*3%*	▪ Timing in Naval Defense (higher Columbia / Virginia-class subs, offset by lower aircraft carrier revenues) ▪ Strong demand for arresting systems equipment in Aerospace Defense market ▪ Solid growth in Power & Process (HSD growth excluding CAP1000 program revenues)
Total Sales	**$786**	**$758**	***4%***	
Aerospace & Industrial *Margin*	$44 *18.5%*	$41 *18.5%*	*7%* *0 bps*	▪ Favorable absorption on solid sales growth ▪ Profitability offset by timing of development contracts (A&D markets)
Defense Electronics *Margin*	$69 *28.8%*	$70 *29.7%*	*(2%)* *(90 bps)*	▪ Favorable absorption on solid A&D revenue growth ▪ Profitability principally offset by higher investment in R&D
Naval & Power *Margin*	$59 *19.3%*	$60 *20.3%*	*(2%)* *(100 bps)*	▪ Favorable absorption on higher revenues ▪ Profitability offset by unfavorable mix and timing of development contracts
Corporate and Other	($9)	($12)	25%	▪ Lower FX costs
Total Op. Income ***CW Margin***	**$163** ***20.8%***	**$160** ***21.1%***	**2%** ***(30 bps)***	**Solid Operating Income Growth on Better-than-Expected Sales Growth**

Notes: Amounts may not add due to rounding.

CURTISS-WRIGHT
Q4 2023 Earnings Presentation 4

2024 END MARKET SALES GROWTH GUIDANCE (As of February 14, 2024)

($ in Millions)	2023 Sales	2024E Growth vs 2023	2024E % Sales	Key Drivers
Aerospace Defense	$552	5% - 7%	20%	▪ Strong defense electronics revenue growth on various C5/ISR programs; Higher flight test instrumentation equipment on F-35 program
Ground Defense	$308	4% - 6%	11%	▪ Strong revenue growth in tactical communications equipment, partially offset by reduced ground combat vehicle sales
Naval Defense	$720	3% - 5%	25%	▪ Higher revenue growth on Columbia-class submarine and CVN-81 aircraft carrier programs; Partially offset by timing of CVN-80 aircraft carrier revenues
Commercial Aerospace	$325	10% - 12%	12%	▪ Strong OEM growth driven by ramp-up in production (narrowbody and widebody)
Total Aerospace & Defense	**$1,905**	**5% - 7%**	**67%**	**Strong demand and growing backlog fuels growth in A&D markets**
Power & Process	$510	3% - 5%	18%	▪ MSD growth in Commercial Nuclear ▪ Solid growth in Process (Higher subsea pump development partially offset by timing of capital projects in oil & gas market)
General Industrial	$431	1% - 3%	15%	▪ Modest growth in industrial vehicles and surface treatment services
Total Commercial	**$941**	**2% - 4%**	**33%**	**Continued investment in new technologies driving solid base of growth**
Total Curtiss-Wright	**$2,845**	**4% - 6%**	**100%**	**Expecting Solid Organic Growth in All A&D and Commercial Markets**

CURTISS-WRIGHT

Notes: Amounts may not add due to rounding.

Q4 2023 Earnings Presentation 5

2024 FINANCIAL GUIDANCE (As of February 14, 2024)

($ in millions)	2024E	Change vs 2023 Adjusted	Key Drivers
Aerospace & Industrial	$915 - 930	*3% - 5%*	▪ Strong LDD growth in Commercial Aerospace and LSD growth in Industrial markets
Defense Electronics	$857 - 872	*5% - 7%*	▪ Strong Defense market growth driven by record backlog and continued supply chain improvement ▪ Higher Aerospace Defense (embedded computing) and Ground Defense (tactical communications)
Naval & Power	$1,188 - 1,208	*4% - 6%*	▪ MSD Naval Defense growth driven by Columbia-class submarine and CVN-81 aircraft carrier programs ▪ MSD growth in Power & Process excluding wind down on CAP1000 program
Total Sales	**$2,960 - 3,010**	***4% - 6%***	**Delivering MSD organic growth**
Aerospace & Industrial Margin	$152 - 156 16.6% - 16.8%	*5% - 8%* *20 - 40 bps*	▪ Favorable absorption on strong Commercial Aerospace sales growth ▪ Continued investment in IR&D
Defense Electronics Margin	$198 - 203 23.1% - 23.3%	*3% - 6%* *(20 - 40 bps)*	▪ Favorable absorption on higher A&D revenues ▪ Strong profitability offset by continued strong ramp up in IR&D investments (~50 bps impact)
Naval & Power Margin	$202 - 207 17.0% - 17.2%	*2% - 5%* *(20 - 40 bps)*	▪ Favorable absorption on higher sales (Defense, Commercial Nuclear and Process) ▪ Profitability offset by shift to development contracts (advanced SMRs, subsea pumps) and higher investments in IR&D (combined impact ~50 bps)
Corporate and Other	($38 - 39)	*8% - 9%*	▪ Lower FX costs
Total Op. Income **CW Margin**	**$514 - 528** **17.4% - 17.6%**	***4% - 7%*** ***0 - 20 bps***	**Targeting Operating Margin expansion while growing engineering spend (~40-50 bps impact)**

CURTISS-WRIGHT

Note: IR&D represents Internally-funded Research and Development projects

Q4 2023 Earnings Presentation 6

 2024 FINANCIAL GUIDANCE (As of February 14, 2024)  ($ in millions, except EPS)  2023   Adjusted  2024E   Change vs 2023 Adjusted  Key Drivers  Total Sales  $2,845  $2,960 - 3,010  4% - 6%  Continued focus on generating profitable growth   Total Operating Income  $494  $514 - 528  4% - 7%  Growth in operating income exceeds sales (aligned w/ Investor Day)  Other Income  $30  $33 - 35  Higher YOY pension and interest income  Interest Expense  ($51)  ($45 - 46)  Lower YOY debt levels  Diluted EPS  $9.38  $10.00 - 10.30  7% - 10%  Potential for double-digit growth  Diluted Shares Outstanding  38.5  ~38.5  Min. $50M share repurchase  Free Cash Flow  $413  $415 - 435  0% - 5%  FCF up 5% - 10%, excluding final CAP1000 cash payment in 2023   FCF Conversion   114%   ~110%  Continued solid FCF conversion   Capital Expenditures  $45  $50 - 60  Average ~2% of Sales (over time)  Depreciation & Amortization  $116  $110 - 115  7

DELIVERED SUCCESSFUL PERFORMANCE AGAINST 3-YEAR FINANCIAL TARGETS (2021-2023)

KEY MESSAGES | 2021 INVESTOR DAY

1. **Pivot to Growth,** both organic and inorganic; reinvesting back into the business to fuel the innovation engine; disciplined and strategic approach to M&A while maintaining top-quartile performance
2. **Deepen and Expand Customer Relationships** through world-class execution by supplying innovative, mission-critical technologies and driving one face to the customer
3. **Advance the One Curtiss-Wright Vision** through the uniformed deployment of the new Operational Growth Platform (OGP)
4. **Simplify Business Model** for improved transparency, communication, and portfolio synergies to unlock shareholder value

5-10% Total Revenue CAGR *(3-5% Organic)*	Operating Income Growth > Revenue Growth	Top Quartile Margin Performance[1]	≥ 10% Adj. EPS CAGR	> 110% Free Cash Flow Conversion
✓ Total 7.4% CAGR ✓ Organic 4.7% CAGR	✓ 9.6% CAGR	✓ 17.4% Op. Margin +110 bps since 2020	✓ 12.5% CAGR	✓ 108% Avg. FCF Conversion

CURTISS-WRIGHT

1. Any reference to top quartile performance is relative to Curtiss-Wright's peer group as reported in our 2023 Proxy

Q4 2023 Earnings Presentation

CURTISS-WRIGHT REMAINS WELL POSITIONED FOR LONG-TERM PROFITABLE GROWTH  9  Primed to deliver strong FY24 performance   Organic sales growth of 4% - 6% with increases in all A&D and Commercial markets  Continued Operating Margin expansion, Expect 0 - 20 bps increase to 17.4% - 17.6%  Solid underlying margin expansion supporting increased R&D investments to drive future growth  Targeting 7% - 10% EPS growth on strong operating income growth  Strong earnings and continued working capital management driving confidence in FCF guidance; FCF Conversion >100%  Healthy and efficient balance sheet to support disciplined capital allocation strategy  Committed to growth through acquisitions and returning capital to shareholders  Enter 2024 with low leverage @ 1.0x Net Debt/EBITDA  Investor Day planned for May 21, 2024, in NYC, to showcase:  Strength of CW portfolio and Commercial Nuclear panel with leading industry experts   Confidence in long-term outlook driven by alignment of technologies to secular growth trends

 Appendix  10

 NON-GAAP FINANCIAL INFORMATION  The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss-Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release.     The following definitions are provided:  Adjusted Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS)  These Adjusted financials are defined as Reported Sales, Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions in the prior year, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments and transaction costs; (ii) the sale or divestiture of a business or product line; (iii) pension settlement charges; and (iv) significant legal settlements, impairment costs, and costs associated with shareholder activism, as applicable.   Organic Sales and Organic Operating Income  The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions made during the last twelve months, loss on divestiture of the German valves business, and foreign currency fluctuations.   Free Cash Flow (FCF) and Free Cash Flow Conversion  The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. Adjusted free cash flow excludes: (i) payments associated with the Westinghouse legal settlement in both the current and prior year periods and (ii) executive pension payments in the prior year period. The Corporation discloses adjusted free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as adjusted free cash flow divided by adjusted net earnings.   11

 FOURTH QUARTER 2023: END MARKET SALES GROWTH  ($ in millions)  Q4’23  Q4’22 Adjusted  Change  Key Drivers  Aerospace Defense  $172  $173   (1%)  Higher revenues of arresting systems and flight test instrumentation equipment more than offset by timing of C5/ISR programs and sharp Q4’22 recovery in supply chain   Ground Defense  $88  $81   8%  Higher tactical communications equipment and ground combat vehicle revenues  Naval Defense  $187  $183   2%  Higher Columbia-class and Virginia-class submarine revenues, partially offset by timing of revenues on aircraft carrier programs  Commercial Aerospace  $93  $77   20%  Strong OEM demand on narrowbody and widebody platforms  Total A&D Markets  $539  $515   5%  Power & Process  $137  $132   4%  Strong growth in process market and higher revenues in commercial nuclear; HSD growth excluding CAP1000 program revenues  General Industrial   $110  $111   (1%)  Benefit of new product introductions addressing the electrification of vehicles was mainly offset by lower sales on off-highway vehicle platforms  Total Commercial Markets  $247  $243   2%  Total Curtiss-Wright  $786  $758   4%  12  Note: Amounts may not add down due to rounding.

 FULL YEAR 2023: END MARKET SALES GROWTH  ($ in millions)  FY’23  FY’22 Adjusted  Change  Key Drivers  Aerospace Defense  $552  $480   15%  Higher revenues of embedded computing and flight test instrumentation products, and   strong demand for arresting systems equipment   Ground Defense  $308  $220   40%  Higher tactical communications equipment revenues  Naval Defense  $720  $694   4%  Higher Columbia-class and Virginia-class submarine revenues, partially offset by timing of revenues on aircraft carrier programs  Commercial Aerospace  $325  $277   18%  Strong OEM demand on narrowbody and widebody platforms  Total A&D Markets  $1,905  $1,670   14%  Power & Process  $510  $472   8%  Strong growth in process market and higher revenues in commercial nuclear aftermarket; Low-teens growth excluding CAP1000 program revenues  General Industrial   $431  $415   4%  Higher sales of industrial automation products and surface treatment services  Total Commercial Markets  $941  $887   6%  Total Curtiss-Wright  $2,845  $2,557   11%  13  Note: Amounts may not add down due to rounding.

 2023 END MARKET SALES WATERFALL  FY’23:  Overall UP 11% (UP 10% Org)  A&D Markets UP 14%  Comm’l Markets UP 6%  Note: Amounts shown for % of Total Sales may not add due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  14  Commercial Nuclear  90% Domestic & Int’l Aftermarket  10% New Build Gen III / Gen IV (Advanced SMRs)

 2024E END MARKET SALES WATERFALL (as of February 14, 2024)  FY’24 Guidance:  Overall UP 4 - 6%  A&D Markets UP 5 - 7%  Comm’l Markets UP 2 - 4%  Note: Amounts shown for % of Total Sales may not add due to rounding.  Power & Process market sales concentrated in Naval & Power segment  General Industrial sales concentrated in Aerospace & Industrial segment  15  Commercial Nuclear  90% Domestic & Int’l Aftermarket  10% New Build Gen III / Gen IV (Advanced SMRs)